                                                                     Exhibit 2.3

                               SECOND AMENDMENT TO
                         BUSINESS COMBINATION AGREEMENT

      This document (this "Amendment") amends the Business Combination Agreement (the "BCA"), dated March 31, 2005, as amended May 10, 2005, among the signatories hereto.

      The parties agree as follows:

    1. Definitions. Capitalized terms herein have the meanings given such terms in the BCA.

    2.   Amendments.

          2.1 Section 8.01(c) of the BCA is hereby amended and restated in its entirety to read as follows:

                      (c)  [Intentionally Deleted]

          2.2 The BCA is amended such that all references to Section 8.01(c) are hereby deleted.

    3. Incorporation. Section 10.02 and Article XI of the BCA are hereby incorporated into this Amendment.



                  [Remainder of Page Intentionally Left Blank]

    Signed on various dates but effective as of June 29, 2005.

                                     ICG, INC.


                                     By: /s/ William D. Campbell
                                       -----------------------------------
                                        Name:  William D. Campbell
                                        Title: Vice President, Secretary &
                                               Treasurer


                                     ANKER COAL GROUP, INC.


                                     By: /s/ Raymond J. McElhaney
                                       -----------------------------------
                                        Name:  Raymond J. McElhaney
                                        Title: President and CEO


                                     INTERNATIONAL COAL GROUP, INC.


                                     By: /s/ William D. Campbell
                                       -----------------------------------
                                        Name:  William D. Campbell
                                        Title: Vice President, Secretary &
                                               Treasurer


                                     ICG MERGER SUB, INC.


                                     By: /s/ Wendy L. Teramoto
                                       -----------------------------------
                                        Name:  Wendy L. Teramoto
                                        Title: Assistant Secretary


                                     ANKER MERGER SUB, INC.


                                     By: /s/ Wendy L. Teramoto
                                       -----------------------------------
                                        Name:  Wendy L. Teramoto
                                        Title: Assistant Secretary



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